CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP

CHANCE


                                                                  CONFORMED COPY


                             DATED 27 SEPTEMBER 2001

                         ALLIED HEALTHCARE GROUP LIMITED
                                    AS PARENT

                       TRANSWORLD HEALTHCARE (UK) LIMITED
                              AS ORIGINAL BORROWER

                                       AND

                         ALLIED HEALTHCARE GROUP LIMITED
                       TRANSWORLD HEALTHCARE (uk) LIMITED
                                OMNICARE LIMITED
                         ALLIED healthCARE (uk) LIMITED
                                 medigas LIMITED
                             ALLIED OXYCARE LIMITED
                       nightingale nursing bureau limited
                               crystalglen limited
                             balfor medical limited
                                  AS GUARANTORS

                                   BNP PARIBAS
                                   AS ARRANGER

                                   BNP PARIBAS
                                BARCLAYS Bank PLC
                                 AS UNDERWRITERS

                                BARCLAYS Bank PLC
                           AS AGENT AND SECURITY AGENT

                                       AND

                                     OTHERS
                     ---------------------------------------
                           SECOND AMENDMENT AGREEMENT
                                  RELATING TO A
                             SENIOR CREDIT AGREEMENT
                             DATED 17 DECEMBER 1999
                      AS AMENDED BY AN AMENDMENT AGREEMENT
                              DATED 14 JANUARY 2000
                     ---------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE
1.     Definitions And Interpretation.........................................1

2.     Restatement............................................................3

3.     Representations........................................................4

4.     Covenants..............................................................4

5.     Continuity And Further Assurance.......................................4

6.     Fees, Costs And Expenses...............................................4

7.     Miscellaneous..........................................................5

Schedule 1        CONDITIONS PRECEDENT........................................6

Schedule 2        RESTATED AGREEMENT..........................................9

THIS AGREEMENT is made on 27 September 2001

BETWEEN

(1)    ALLIED HEALTHCARE GROUP LIMITED (FORMERLY KNOWN AS TRANSWORLD HOLDINGS
       (UK) LIMITED) a company incorporated in England and Wales with company registration number 3890177 (the "PARENT");

(2) TRANSWORLD HEALTHCARE (UK) LIMITED (a company incorporated in England and Wales with company registration number 203370146) in its capacity as borrower hereunder (the "ORIGINAL BORROWER");

(3) ALLIED HEALTHCARE GROUP LIMITED, TRANSWORLD HEALTHCARE (UK) LIMITED, OMNICARE LIMITED, ALLIED HEALTHCARE (UK) LIMITED, ALLIED OXYCARE LIMITED, MEDIGAS LIMITED, NIGHTINGALE NURSING BUREAU LIMITED, CRYSTALGLEN LIMITED, AND BALFOR MEDICAL LIMITED (the "GUARANTORS");

(4)    BNP PARIBAS as arranger of the Facilities (the "ARRANGER");

(5)    BARCLAYS BANK PLC as agent for the Banks (the "AGENT");

(6) BARCLAYS BANK PLC as security agent for and on behalf of the Finance Parties (as defined below) (the "SECURITY AGENT");

(7) BNP PARIBAS and BARCLAYS BANK PLC as underwriters of the Facilities (the "UNDERWRITERS"); and

(8)    THE BANKS (as defined in the Original Credit Agreement).

RECITALS

(A) The Banks made facilities available to the Original Borrower pursuant to the Original Credit Agreement on the basis of certain projections and covenants.

(B) The Agent and the Banks have agreed to amend the Original Credit Agreement as set out in the Restated Agreement.

IT IS AGREED as follows.

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS
       In this Agreement:

       "AMENDMENT AGREEMENT" means the amendment agreement dated 14 January 2000 made between the Parent, the Original Borrower, the Original Guarantors, the Arranger, the Agent, the Security Agent, the Underwriter and the Banks.

       "EARN OUT ACCOUNT" means an interest bearing account in the name of the Original Borrower and held with an Eligible Deposit Bank into which (pound)27,225,000 of proceeds of a Term C Advance are to be paid and which is charged in favour of the Security Agent for the Obligations of the Obligors under Finance Documents.

       "EFFECTIVE DATE" means the date on which the Agent confirms to the Banks and the Borrower that it has received each of the documents listed in
       Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Agent.

       "INDIGO" means Staffing Enterprise Limited, registered with company number 02149723 and Staffing Enterprise (PSV) Limited, registered with company number 02936791, each an "INDIGO COMPANY".

       "INDIGO ACQUISITION" means the acquisition of all the shares in each Indigo Company by the Original Borrower.

       "INDIGO ACQUISITION AGREEMENT" means the purchase agreement for all the shares in Indigo, made between the Original Borrower and the vendors (as defined therein), together with all schedules, exhibits and attachments to such agreements and all amendments to such purchase agreement.

       "INSURANCE REPORT" means the insurance report by Aon Mergers & Acquisitions Group in the agreed form, dated on or about 26 September 2001, in relation to the Indigo Acquisition.

       "KEYMAN POLICIES" means the life assurance policy (in form and substance reasonably satisfactory to the Agent and made in favour of the Parent relating to the death or disability of Timothy Aitken, Sarah Eames and Charles Murphy for the period of 3 years.

       "MEZZANINE AMENDMENT AGREEMENT" means the amendment agreement dated on or about the date hereof relating to a mezzanine credit agreement dated 19 December 1999 as amended by an amendment agreement dated 14 January 2000 and made between the Original Borrower, the Security Agent, the Arranger, the Mezzanine Banks and others.

       "ORIGINAL CREDIT AGREEMENT" means the Senior Credit Agreement dated 17 December 1999 between the Parent, the Original Borrower, the Original Guarantors, the Arranger, the Agent, the Security Agent, the Underwriters and the Banks as amended by the Amendment Agreement.

       "RESTATED AGREEMENT" means the Original Credit Agreement, as amended and restated by this Agreement, the terms of which are set out in Schedule 2 (Restated Agreement).

       "REVISED ACCOUNTANTS REPORTS" means the long form reports of Ernst & Young in the agreed form, dated on or about 26 September 2001 in relation to (a) the Group and (b) the Indigo Companies.

       "REVISED DUE DILIGENCE REPORTS" means the preliminary legal due diligence reports of Eversheds in the agreed form dated on or about 26 September 2001 in relation to (a) the Group and (b) the Indigo companies.

       "REVISED MARKET REPORT" means the market report by Laing & Buisson in the agreed form dated on or about 26 September 2001 in relation to the Group.

       "REVISED REPORTS" means the Revised Accountants Reports, the Revised Due Diligence Reports, the Revised Market Report and the Insurance Report.

1.2    INCORPORATION OF DEFINED TERMS
       Terms defined in the Original Credit Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Original Credit Agreement shall have effect as if set out in this Agreement.

1.3    CLAUSES
       In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.     RESTATEMENT

2.1    RESTATEMENT OF THE ORIGINAL CREDIT AGREEMENT
       With effect from the Effective Date the Original Credit Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 2 (Restated Agreement.)

2.2    WAIVER

       2.2.1 The Finance Parties waive any Event of Default or Potential Event of Default which has been disclosed by the Borrower in writing to the Agent prior to the date hereof, provided that nothing herein shall affect the rights of the Finance Parties in respect of the occurrence of any other Event of Default or Potential Event of Default which has not been disclosed by the Borrower in writing prior to the date hereof or which arises on or after the date hereof.

       2.2.2 Notwithstanding Clause 23.2.6 (Amendments) of the Restated Agreement, the Finance Parties consent to:

                (i) the Indigo Companies acceding to the Mezzanine Credit Agreement; and

                (ii) the Finance Parties (as defined in the Mezzanine Credit Agreement) providing the consent and waivers set out in the Mezzanine Amendment Agreement.

       2.2.3 Notwithstanding Clause 23.28 (Fees, Commissions and Interest) the Original Borrower is permitted to pay a fee of (pound)500,000 to Triumph Corporate Finance Group, Inc. and others on or about the date of this Agreement in relation to amending the Facilities.

3.     REPRESENTATIONS

3.1 The Parent, Borrower and the Guarantors make the Repeated Representations as if each reference therein to "this Agreement" or "the Finance Documents" includes a reference to (a) this Agreement and (b) the Restated Agreement.

3.2 On the Effective Date, the Parent, the Borrower and the Guarantors make the representation set out in Clause 19.12 (Group Structure) of the Restated Agreement.

3.3 On the Effective Date, the Parent, the Borrower and the Guarantors make the representation set out in Clause 19.11 (Reports) as if reference to the "Reports" is a reference to the Revised Reports.

4.     COVENANTS

4.1 The Parent undertakes to deliver, within thirty days of the date hereof, a copy, certified by an Authorised Signatory of the Parent as true, complete and up-to-date of the Keyman Policies and a duly executed assignment agreement relating to the Keyman Policies between the Parent and the Security Agent and a copy, certified by an Authorised Signatory of the Parent as true, complete and up-to-date of the notices and acknowledgements referred to therein.

4.2 The Parent undertakes to duly execute and delivery to the Agent, within thirty days of the date hereof, a second amendment deed relating to the Intercreditor Deed documenting the amendments referred to in the letter delivered to the Agent pursuant to paragraph 14 of Schedule 1 (Conditions Precedent).

5.     CONTINUITY AND FURTHER ASSURANCE

5.1    CONTINUING OBLIGATIONS
       The provisions of the Finance Documents shall, save as amended hereby, continue in full force and effect.

5.2    FURTHER ASSURANCE
       Each of the Borrower and the Guarantor shall, at the request of the Agent and at its own expense, do all such acts and things reasonably necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.     FEES, COSTS AND EXPENSES

6.1    TRANSACTION EXPENSES
       The Borrower shall, from time to time on demand of the Agent and the Arranger, reimburse the Agent and the Arranger for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Agreement, any other document referred to in this Agreement and the completion of the transactions herein contemplated.

6.2    PRESERVATION AND ENFORCEMENT OF RIGHTS
       The Borrower shall, from time to time on demand of the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under this Agreement and any other document referred to in this Agreement.

6.3    STAMP TAXES
       The Borrower shall pay all stamp, registration and other taxes to which this Agreement, any other document referred to in this Agreement or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

6.4    FEES LETTERS
       The Borrower shall pay to the Banks the fees set out in the fees letters dated the same date as this Agreement from the Agent to the Parent, at the times and the amounts specified in such letters.

7.     MISCELLANEOUS

7.1    INCORPORATION OF TERMS
       The provisions of Clause 35.1 (Binding Agreement), Clause 39 (Remedies and Waiver, Partial Invalidity), Clause 43 (Governing Law) and Clause 44 (Jurisdiction) of the Original Credit Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Finance Documents" are references to this Agreement.

7.2    COUNTERPARTS
       This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.

                                   SCHEDULE 1

                              CONDITIONS PRECEDENT

CORPORATE DOCUMENTS

1.     In relation to each Obligor:

       (a) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of the constitutional documents of such Obligor or a confirmation, given by an Authorised Signatory of such Obligor, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by such Obligor pursuant to the Original Credit Agreement;

       (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of a board resolution of such Obligor approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by such Obligor pursuant hereto and in the case of the Original Borrower, evidence that Hyperion (in its capacity as a director of the Original Borrower) has attended and voted at the board meeting at which the relevant board resolution was passed; and

       (c) a certificate of an Authorised Signatory of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement and any documents to be delivered by such Obligor pursuant hereto.

2. The Group Structure Chart, as amended to reflect the acquisition by the Original Borrower of all the shares in Indigo.

CONSENTS

3. Any other consent or other document that the Agent considers to be necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, any Finance Document for the validity and enforceability of any Finance Document and the transactions contemplated thereby.

LEGAL OPINION

4. An opinion of Clifford Chance, solicitors to the Agent, in substantially the form distributed to the Banks prior to the signing of this Agreement.

AGREEMENTS AND SECURITY DOCUMENTS

5.     An executed copy of this Agreement.

6. An executed copy of a Debenture granted by each Indigo Company in favour of the Security Agent.

7. An executed copy of the charge granted by the Original Borrower in favour of the Security Agent on behalf of the Banks, securing the amounts deposited in the Earn Out Account.

8. An executed copy of the charge granted by the Original Borrower in favour of the Security Agent on behalf of the Banks, securing the amounts deposited in the Acquisition Expenditure Account.

DUE DILIGENCE

9.     The Revised Reports.

OTHER DOCUMENTS AND EVIDENCE

10. A certificate of an Authorised Signatory of the Parent confirming that since the date of the Accountants Report, there has been no change in the assets, property , business, financial condition, or results of the Group taken as a whole which could reasonably be expected to have a Material Adverse Effect.

11. A letter from the Parent confirming that as at 31 July 2001, the ratio of Total Net Debt: EBITDA (with Agreed Pro Forma Adjustments and calculated by reference to the immediately preceding twelve months) does not exceed 2:1.

12. A letter from the Parent to the Agent specifying the Earn Out Account, including details of the account name, account number and the name and address of the bank where the account is held.

13.    The fees letters referred to in Clause 6.4 (Fees Letters).

14. A letter from Triumph Partners III L.P. to the Agent waiving certain rights in relation to the Subordinated Notes.

15. A copy, certified by an Authorised Signatory of the Parent, as true, complete and up-to-date of the executed Mezzanine Amendment Agreement.

DOCUMENTS RELATING TO THE ACQUISITION OF INDIGO

16. An executed copy, certified by an Authorised Signatory of the Parent as true, complete and up-to date, of the Indigo Acquisition Agreement and all documents to be executed pursuant thereto on or before the date of this Agreement.

17. An executed copy, certified by an Authorised Signatory of the Parent as true, complete and up-to date of each document to be executed pursuant to the Indigo Acquisition Agreement, in the form to be agreed for the purposes of the Indigo Acquisition Agreement and such other documents (if any) relating to the transactions contemplated in such agreement and identified by the Agent and the Parent in writing as an Indigo Acquisition Document.

18. The Revised Financial Projections in relation to the acquisition by the Original Borrower of all the shares in Indigo.

19. Evidence satisfactory to the Agent that(pound)7,000,000 has been credited to the Acquisition Expenditure Account.

20. A letter from the Parent addressed to the Agent undertaking that, to the extent it has received Term C Advances, (pound)4,541,000 shall be promptly applied in prepayment in full of the Tranche B Outstandings.

21. In respect each Indigo Company, evidence of compliance with the procedure for permitting the financial assistance constituted hereby and/or under the other Finance Documents under Section 155-158 of the Companies Act 1985, including certified copies of the relevant statutory declarations and annexed auditors reports, copies of the related board memoranda for each Indigo Company and non-statutory comfort from the auditors as to the net asset position of such Indigo Company.

22. Evidence that the Parent has complied with the recommendations set out in the Insurance Report that Indigo become fully integrated into the Parent's insurance program from the date of the Indigo Acquisition.

                                   SCHEDULE 2

                               RESTATED AGREEMENT

                                   SIGNATURES

THE BORROWER

THE PARENT

ALLIED HEALTHCARE GROUP LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY



THE ORIGINAL BORROWER

TRANSWORLD HEALTHCARE (UK) LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

THE GUARANTORS

ALLIED HEALTHCARE GROUP LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

TRANSWORLD HEALTHCARE (UK) LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

OMNICARE LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

ALLIED HEALTHCARE (UK) LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

MEDIGAS LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

ALLIED OXYCARE LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

NIGHTINGALE NURSING BUREAU LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY



CRYSTALGLEN LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

BALFOR MEDICAL LIMITED

By:                  CHARLES MURPHY

Address:             STONE BUSINESS PARK
                     BROOMS ROAD
                     STONE
                     STAFFORDSHIRE
                     ST15 0TL

Fax:                 01785 819031

Attention:           CHARLES MURPHY

THE ARRANGER

BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE



THE AGENT

BARCLAYS BANK PLC

By:                  FRANK ROGERS

Address:             5 THE NORTH COLONADE
                     CANARY WHARF
                     LONDON, E14 4BB

Fax:                 020 7773 4893

Attention:           FRANK ROGERS



THE SECURITY AGENT

BARCLAYS BANK PLC

By:                  FRANK ROGERS

Address:             5 THE NORTH COLONNADE
                     CANARY WHARF
                     LONDON, E14 4BB

Fax:                 020 7773 4893

Attention:           FRANK ROGERS

THE UNDERWRITERS

BARCLAYS BANK PLC

By:                  ANTHONY NASH

Address:             1ST FLOOR
                     54 LOMBARD STREET
                     LONDON, EC3P 3AH

Fax:                 020 7699 2770

Attention:           A. NASH



BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE



THE BANKS

BARCLAYS BANK PLC

By:                  ANTHONY NASH

Address:             1ST FLOOR
                     54 LOMBARD STREET
                     LONDON, EC3P 3AH

Fax:                 020 7699 2770

Attention:           A. NASH



BNP PARIBAS

By:                  LEO LESLIE

Address:             10 HAREWOOD AVENUE
                     LONDON, NW1 6AA

Fax:                 020 7595 5596

Attention:           PATRICK FOX/ LEO LESLIE

BAYERISCHE HYPO-UND VEREINSBANK AG, LONDON BRANCH

By:                  RAY DAWS       ADRIAN MASSINK

Address:             41 MOORGATE
                     LONDON
                     EC2R 6PP


Fax:                 020 7573 8352

Attention:           RAY DAWS



NMB HELLER LIMITED

By:                  PAUL EDMEADES

Address:             ENTERPRISE ROAD
                     BANCROFT ROAD
                     REIGATE
                     RH2 7RT


Fax:                 01737 841 354

Attention:           PAUL EDMEADES